UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2014

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2014, Randy Snyder, Chairman of the Board of Directors, President and Chief Executive Officer of Wesco Aircraft Holdings, Inc. (the “Company”), notified the Company of his intent to retire from his role as President and Chief Executive Officer, effective as of December 8, 2014. Mr. Snyder will continue in his role as Chairman of the Board of Directors. A copy of the Company’s press release announcing Mr. Snyder’s retirement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. As Chairman of the Board of Directors, Mr. Snyder will receive an annual retainer in an amount equal to $200,000, and he will be entitled to continued health and welfare and certain other benefits and perquisites (including car allowance) consistent with those provided prior to his retirement.

Also on December 8, 2014, the Company announced that Hal Weinstein, the Company’s Executive Vice President, Sales and Marketing, would be appointed as Interim Chief Executive Officer, effective immediately.  It is expected that Mr. Weinstein will remain in this role until a permanent replacement Chief Executive Officer is identified and appointed, at which time it is expected that Mr. Weinstein will retire from the Company.

Mr. Weinstein, age 60, joined Wesco in 1983 and has served as the head of sales and marketing for the Company since 1988. In this role, Mr. Weinstein has overseen the Company’s worldwide sales and marketing operations and has been responsible for global marketing strategy. He previously served as the Company’s Regional Sales Manager from 1983 to 1988. Prior to joining the Company, Mr. Weinstein served as Director of Sales for Asset Financing International, an equipment leasing company based in Ridgefield, Connecticut, from 1981 to 1983.

Under the terms of an employment letter agreement with the Company and Wesco Aircraft Hardware Corp. (“Hardware”), a wholly owned subsidiary of the Company, effective December 8, 2014, Mr. Weinstein’s annual base salary will be increased to $650,000 and he will continue to receive the same benefits and perquisites as previously applied. He will also be eligible to receive a cash bonus award targeted at $325,000, subject to (i) the attainment of such performance goals and criteria as mutually agreed between Mr. Weinstein and the Company’s board of directors and (ii) Mr. Weinstein’s continued employment through such time as the Company identifies and appoints a permanent Chief Executive Officer (but not later than September 30, 2015). Such bonus, if earned, will be paid as soon as practicable after the commencement of service of the permanent Chief Executive Officer and Mr. Weinstein’s retirement.  Mr. Weinstein also received an award of 108,691 stock options having a per share exercise price of $13.94 and 23,912 shares of restricted stock in the Company in connection with his appointment as Interim Chief Executive Officer.  These awards will vest in full on September 30, 2015.

The employment letter agreement supersedes the severance agreement entered into between Mr. Weinstein and Hardware dated as of May 8, 2014, and the employment agreement entered into between Mr. Weinstein and Hardware dated as of June 15, 2007, as amended, except that the confidentiality provisions and non-solicitation, assignment of inventions, non-disparagement, non-competition and similar terms in those agreements remain in effect for the periods applicable thereto.

The summary of the employment letter agreement contained in this Item 5.02 is qualified in its entirety by reference to the employment letter agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

A new executive committee of the Board of Directors consisting of Adam J. Palmer, Robert D. Paulson, Jay L. Haberland and Paul E. Fulchino has been formed.  The committee will work closely with Mr. Weinstein and other members of senior management to steer the company’s strategic direction and operations during the transition.

The foregoing information in Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

10.1	Employment Letter Agreement with Hal Weinstein, dated as of December 8, 2014

99.1	Press Release, issued by the Company on December 8, 2014

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management.  Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions.  These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control.  Therefore, you should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively manage its inventory; the Company’s ability to successfully integrate the acquired business of Haas Group Inc. in a timely fashion; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; risks associated with the Company’s rapid expansion; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations; fluctuations in the Company’s financial results from period-to-period; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; the Company’s ability to effectively compete in its industry; environmental risks; risks related to the handling, transportation and storage of chemical products; the Company’s dependence on third-party package delivery companies; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties.

The foregoing list of factors is not exhaustive.  You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission.  All forward-looking statements included in this Current Report (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2014	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Gregory A. Hann
Gregory A. Hann Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Letter Agreement with Hal Weinstein, dated as of December 5, 2014

99.1	Press Release, issued by the Company on December 8, 2014